SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 20, 1996



                          SHOPCO REGIONAL MALLS, L.P.
             (Exact name of registrant as specified in its charter)



      Delaware                     33-20614                 13-3217028
State or other jurisdiction       Commission               IRS Employer
  of incorporation                File Number             Identification No.



3 World Financial Center, 29th Floor
New York, NY Attn: Andre Anderson                            10285
Address of principal executive offices                      Zip Code



Registrant's telephone number, including area code (212) 526-3237


Item 2. Disposition of Assets

On December 20, 1996, Aetna Life Insurance Company ("Aetna") obtained title to Assembly Square Mall (the "Mall") pursuant to a foreclosure sale. Aetna held the mortgage secured by the Mall and had previously accelerated payment of the mortgage when the mortgagor, Shopco Malls L.P., failed to escrow real estate taxes as demanded by Aetna under the loan documents.


Item 7. Financial Statements and Exhibits:

          (a)  Financial statement of businesses acquired.

               Not applicable

          (b)  Pro forma financial information.

               The Partnership is currently unable to provide complete proforma financial information required as a result of the above transaction. This financial information will be included in the Partnership's Form 10-K which will be filed as soon as practicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SHOPCO REGIONAL MALLS, L.P.
                                 Registrant

                            By:  REGIONAL MALLS INC.
                                 General Partner


Date:  January 3, 1997      By: /s/ Paul L. Abbott
                            Director, and Chief Executive
                            Officer


Date:  January 3, 1997      By:  /s/ Robert Hellman
                            President


Date:  January 3, 1997      By: /s/ Joan Berkowitz
                            Vice President and
                            Chief Financial Officer